U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                  FORM 8-KSB/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 7, 2000


                         PEPPERMILL CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



    Nevada                         0-25989                       98-0186841
(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction                                                Identification No.)
Incorporation)



     1819 Clarkson Road, Suite 205, Chesterfield, Missouri         63017
           (Address of Principal Executive Offices)              (Zip Code)


                                (314) - 530-4532
              (Registrant's Telephone Number, including Area Code)


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Item 4. Changes in Registrant's Certifying Accountant.

     Effective April 7, 2000, Peppermill Capital Corporation (the "Registrant") engaged Kaufman, Rossin & Company as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 1999. Kaufman Rossin & Company replaces Andersen, Andersen & Strong, L.C. who had previously been engaged for the same purpose, and whose dismissal was effective April 7, 2000. The decisions to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on March 23, 2000.

     Andersen Andersen & Strong, L.C. was the Registrant's principal accountant since the Registrant's date of incorporation on April 9, 1998. The reports of Andersen, Andersen & Strong, L.C. on the Registrant's financial statements for the fiscal year ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Andersen Andersen & Strong, L.C. covering the period ended December 31, 1998 and February 28, 1999, contains an explanatory paragraph that states that the developmental state of the Registrant, and the need for additional working capital for its planned activities, raise substantial doubt about the Registrant's ability to continue as a going concern.

     During the Registrant's fiscal year ended December 31, 1998, and in the subsequent interim periods through April 7, 2000, there were no disagreements with Andersen Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Andersen Andersen & Strong, L.C. has not informed the Registrant of any reportable events during the Registrant's fiscal year ended December 31, 1998 and in subsequent interim periods through April 7, 2000.

     Andersen Andersen & Strong, L.C. has provided the Registrant with a copy of a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. An executed copy of this letter is filed as
Exhibit 99.1 to this Form 8-KSB/A.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Peppermill Capital Corporation
                                                -------------------------------
                                                         (Registrant)

Date:   April 20, 2000                 By:      /s/ Clayton W. Varner
                                                -------------------------------
                                                Clayton W. Varner, President


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                                  EXHIBIT INDEX

Sequential              Exhibit
Page Number             Number                Document
-----------             ------                --------
5                       99.1                  Letter from Andersen Andersen &
                                              Strong, L.C.


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